UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2023

Wireless Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-11916	22-2582295
(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 386-9696

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	WTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 24, 2023, Wireless Telecom Group, Inc., a New Jersey corporation (“WTT”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Maury Microwave, Inc., a Delaware corporation (“Maury”), and Troy Merger Sub, Inc., a New Jersey corporation wholly owned by Maury (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into WTT (the “Merger” and, collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”), with WTT continuing as the surviving corporation and a wholly-owned subsidiary of Maury.

Consideration to WTT Shareholders.

At the effective time of the Merger (“Effective Time”), each share of common stock, par value $0.01 per share, of WTT (the “Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock (i) that are cancelled or (ii) for which appraisal rights have been demanded properly in accordance with Section 14A:11 of the New Jersey Business Corporation Act), shall be converted into the right to receive $2.13 per share in cash, without interest and less applicable withholding taxes (the “Merger Consideration”). Pursuant to the terms of the Merger Agreement, payments of Merger Consideration may not be made by the paying agent or the surviving company until file-stamped evidence of the filing of the certificate of merger has been received from the Office of the Department of the Treasury of the State of New Jersey.

Treatment of WTT Equity Awards.

The Merger Agreement provides that as of the Effective Time, each outstanding stock option award granted under WTT’s equity compensation plans (which we refer to as a “WTT stock option award”) remains outstanding as of the Effective Time and has an exercise price per share that is less than the Merger Consideration shall be accelerated in full, each holder of each such WTT stock option award shall be paid by the surviving corporation an amount in cash equal to the Merger Consideration less the applicable exercise price (as calculated pursuant to the Merger Agreement), less all applicable withholding and other authorized deductions, and each WTT stock option award shall be cancelled and terminated as of the Effective Time.

The Merger Agreement provides that as of the Effective Time, each outstanding restricted stock award granted under WTT’s equity compensation plans (which we refer to as a “WTT restricted stock award”) shall be accelerated in full, each such WTT restricted stock award shall be cancelled and terminated as of the Effective Time and each such WTT restricted stock award shall be converted into the right to receive, with respect to each share of Common Stock subject to such WTT restricted stock award (as determined in accordance with the applicable award agreement relating thereto), the Merger Consideration, less all applicable withholding and other authorized deductions.

The Merger Agreement provides that as of the Effective Time, each outstanding restricted stock unit award granted under WTT’s equity compensation plans (which we refer to as a “WTT restricted stock unit award”) shall be accelerated in full, each such WTT restricted stock unit award shall be cancelled and terminated as of the Effective Time and each holder of each such WTT restricted stock unit award shall be paid by the surviving corporation an amount in cash (without interest) equal to the product obtained by multiplying the aggregate number of WTT restricted stock unit award underlying such WTT restricted stock unit award as of the Effective Time, by the Merger Consideration.

Warrant Amendment; Treatment of Warrant.

On May 24, 2023, WTT entered into a warrant amendment (the “Warrant Amendment”) with Muzinich BDC, Inc., amending that certain Warrant dated as of February 7, 2020 (the “Warrant”) for the purchase of 266,167 shares of common stock of the Company at an Exercise Price of $1.3923. The Warrant Amendment (i) provides for automatic cashless exercise of the common stock upon a change of control, (ii) provides for automatic termination and cancellation of the warrant upon a change of control, and (iii) exempts a change of control from the right of the holder to retain comparable warrant rights in WTT’s or any successor person’s securities after a reorganization, reclassification, consolidation or merger. A “change of control” under the Warrant and the Warrant Amendment includes consummation of the Merger. This summary of the principal terms of the Warrant Amendment, a copy of which is filed as Exhibit 10.1, and incorporated herein by reference, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Warrant Amendment.

The Merger Agreement provides that as of the Effective Time, the Warrant shall be cancelled and terminated as of the Effective Time, and the holder of the Warrant shall be paid by the surviving corporation an amount in cash (without interest), if any, equal to the product obtained by multiplying the aggregate number shares Company Common Stock underlying such Company Warrant immediately prior to the Effective Time, by an amount equal to (i) the Merger Consideration, less (ii) the applicable per share exercise price of such Company Warrant.

Board Approval.

The Board of Directors of WTT (the “Board”) has unanimously (i) determined that the terms of the Merger Agreement and the Transactions, including the Merger, are fair to, and in the best interests of, WTT and its shareholders, (ii) approved the execution and delivery by WTT of the Merger Agreement, the performance by WTT of its covenants and agreements contained in the Merger Agreement and the consummation of the Merger and other Transactions upon the terms and subject to the conditions set forth in the Merger Agreement, (iii) recommended that the shareholders of WTT adopt the Merger Agreement, and (iv) directed that the adoption of the Merger Agreement be submitted to a vote of WTT’s shareholders.

Conditions to Closing.

The consummation of the Merger (the “Closing”) is subject to certain conditions, including (i) the affirmative vote of the holders of a majority of the outstanding shares of Common Stock to adopt the Merger Agreement (the “Shareholder Approval”), and (ii) the absence of any order or law enjoining or otherwise prohibiting the Merger. Each of WTT’s and Maury’s obligation to consummate the Merger is also subject to additional customary conditions, including (x) the accuracy of the representations and warranties of the other party, subject to specified materiality qualifications, and (y) performance and compliance in all material respects by the other party with its obligations, covenants and agreements under the Merger Agreement. Consummation of the Merger is not subject to a financing condition.

Representations, Warranties and Covenants.

The Merger Agreement contains customary representations, warranties and covenants made by each of WTT, Maury and Merger Sub, including, among others, covenants by WTT regarding the conduct of its business during the pendency of the Transactions, public disclosures and other matters. WTT is required, among other things, not to solicit alternative business combination transactions and, subject to certain exceptions, not to engage in discussions or negotiations regarding an alternative business combination transaction. WTT is required to convene a meeting of its shareholders to vote on the adoption of the Merger Agreement. WTT and Maury are required to use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws consummate the Transactions as soon as practicable. In addition, WTT covenants not to withdraw or transfer cash that would result in WTT’s cash being less than $17,500,000 immediately after closing, except with the consent of Maury.

Termination Rights and Fees.

Both WTT and Maury may terminate the Merger Agreement under certain specified circumstances, including if (a) WTT’s board makes an adverse recommendation change with respect to the proposed transaction and substantially concurrently enters into a definitive agreement providing for a superior proposal, and (b) substantially concurrently with or prior to (and as a condition to) such termination, WTT pays to Maury a $900,000 termination fee.

In addition, Maury must pay WTT a termination fee of $1,863,170.34 if WTT terminates the Merger Agreement because WTT was ready and willing to consummate the Merger, but Maury and Merger Sub fail to consummate the Merger within two business days of the date on which the closing should have occurred pursuant to the Merger Agreement, and during such two business days, WTT stood ready, willing and able to consummate the Merger and other transactions contemplated by the Merger Agreement.

Support Agreements.

Concurrent with execution of the Merger Agreement, certain individuals and entities holding approximately 9.2% of the outstanding Common Stock (the “supporting shareholders”) will enter into support agreements pursuant to which each supporting stockholder agrees, among other things, to vote in favor of the Merger all shares beneficially owned and acquired by such supporting stockholder after the date of the support agreements. In addition, the supporting stockholders agree, if necessary, to vote their Common Stock (i) against any action or agreement that is intended or would reasonably be expected to result in any of the Merger Agreement closing conditions not being satisfied on or before the outside date, and (ii) against any other action, agreement or transaction involving WTT that is intended, or would reasonably be expected, to materially adversely affect, delay or prevent the consummation of the transactions contemplated by the Merger Agreement.

The Merger Agreement and the above description have been included to provide investors and shareholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about WTT, Maury or their respective subsidiaries or affiliates or shareholders. The representations, warranties, and covenants of WTT contained in the Merger Agreement were made solely for the benefit of Maury and Merger Sub. The assertions embodied in those representations and warranties were made solely for purposes of allocating risk among WTT, Maury and Merger Sub rather than establishing matters of fact and may be subject to important qualifications and limitations agreed to by WTT, Maury and Merger Sub in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to WTT’s filings with the U.S. Securities and Exchange Commission (the “SEC”) or may have been used for purposes of allocating risk among WTT, Maury and Merger Sub rather than establishing matters as facts. Investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts of WTT or any of its subsidiaries or affiliates.

If the Merger is consummated, the Common Stock will be delisted from the NYSE and deregistered under the Securities Exchange Act of 1934.

This summary of the principal terms of the Merger Agreement, a copy of which is filed as Exhibit 2.1, and incorporated herein by reference, (i) does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and (ii) is intended to provide information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about WTT in its public reports filed with the SEC. In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to WTT.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2023, the Compensation Committee of the Board approved cash bonuses in the amounts set forth below opposite each named executive officer’s name, less all applicable withholding and other authorized deductions, representing a pro rata portion of the 2023 Management Bonus Plan, payable subject to and conditioned upon consummation of the Merger, in recognition of their 2023 contributions to the business through the expected date of close, as well as consideration for their efforts on the strategic alternatives process and the Merger Agreement. Such pro rata awards are made in lieu of any other bonus amount(s) which might otherwise have become payable to one or more of the award recipients under the Company’s 2023 Management Bonus Plan, which shall be terminated effective immediately following the effective date of the Merger without the award of any other bonuses thereunder.

Timothy Whelan	$220,000
Michael Kandell	$150,000
Daniel Monopoli	$100,000

Item 7.01	Regulation FD Disclosure.

The information furnished under Item 7.01 of this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 24, 2023, WTT issued a press release announcing the transactions contemplated by the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the transaction, including the risks that (a) the parties may fail to obtain the WTT shareholder approval of the Merger Agreement, and (b) other conditions to the consummation of the transaction under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on WTT or its business, including the risks that WTT’s stock price may decline significantly if the transaction is not completed; (3) the effects that the announcement or pendency of the Merger may have on WTT and its business, including the risks that as a result (a) WTT’s business, operating results or stock price may suffer, (b) WTT’s current plans and operations may be disrupted, (c) WTT’s ability to retain or recruit key employees may be adversely affected, (d) WTT’s business relationships (including, customers and suppliers) may be adversely affected, or (e) WTT’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on WTT’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against WTT and others; (6) the risk that the transaction and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of WTT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as updated or supplemented by subsequent reports that WTT has filed or files with the SEC. Potential investors, shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. WTT assumes no obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Merger between a subsidiary of Maury and WTT. In connection with the proposed transaction, WTT plans to file a proxy statement with the SEC. SHAREHOLDERS OF WTT ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WTT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Shareholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by WTT at the SEC’s website at www.sec.gov. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on WTT’s Investor Relations website at https://wirelesstelecomgroup.com/investor-relations/financial-information.

Participants in Solicitation

WTT and Maury and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding WTT’s directors and executive officers is available in its proxy statement filed with the SEC on May 1, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available). Investors should read the proxy statement and other relevant materials carefully when they become available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of May 24, 2023, by and among Wireless Telecom Group, Inc., a New Jersey corporation, Maury Microwave, Inc., a Delaware corporation and Troy Merger Sub, Inc., a New Jersey corporation

10.1	Warrant Amendment dated as of May 24, 2023

99.1	Press Release dated May 25, 2023

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

* Schedules and similar attachments to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S K. WTT hereby undertakes to furnish supplementally copies of any of the omitted schedules and similar attachments upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: May 25, 2023	By:	/s/ Michael Kandell
Michael Kandell
Chief Financial Officer